Third Quarter Fiscal 2012 Earnings Conference Presentation April 24, 2012 Exhibit 99.2

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Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements may relate, among other things,  to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow.
All monetary amounts are stated in U.S. dollars.

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Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense and accrued customs fee for prior periods. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense, accrued customs fee for prior periods and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended March 31, 2012.  In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the
Company's SEC filings.

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4 Q3’FY2012 Non-GAAP Financial Highlights (in millions, except per share data) Q3'12 YoY Sequential Revenue $240.2 2.5% -3.9% Profit after Tax $8.8 -28.1% -21.1% EPS $0.19 -31.8% -24.0% Change

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Summary of Results
Revenues high 2.5% higher year over year, and impacted
by the HDD shortage and late launch of Sandy Bridge
OEM and Direct business was 47.4% of total revenues and
Internet Data Center was 15.7% of total revenues
System business was 48.5% of total revenues
Revenues by Geography:
US – 56.5%
Europe – 23.0%
Asia – 18.1%
Other – 2.4%
Mass production of Sandy Bridge platforms underway
Look for launch of new Twin product for data centers

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Leading Application Optimized Solutions
X9 Sandy Bridge Solutions in Mass Production
Twin Architecture
X9 Sandy Bridge Update - 16 DIMMs per DP node
New Fat Twin Architecture – Configurations in 8, 4 or 2 nodes in 4U.
PUE Optimized Architecture
High Temperature Operation (0-47 degree Celsius)
Reduces cooling cost, achieves PUE < 1.1
Optimized and Cost Effective Datacenter Solution
SuperBlade™ Solutions
20/28 DP nodes in 7U, support 40Gb/s Infiniband or 10G Ethernet connectivity
GPU optimized product lines (1U, 2U, 4U and Blade)
1U, 2U New High Density GPU product line are completely ready
Ready for Kepler GPU and MIC solution
IPC and Embedded Applications
Dedicated FAE and Sales teams were formed 4 months ago
Workstation and Everest product line
Intel Everest CPU optimized solutions
Over clocking and Everest both will be in production in June quarter
Twin Architectures
TwinBlade™
Industrial Solution
GPU-optimized
Workstation
Fat Twin Architecture
PUE-Optimized

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Windows Server 2008
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HPC/Enterprise 8-way/4-way Systems
8-way 5U high-end high-margin solution – 80 cores and 2TB
Sandy Bridge MP systems in 1U/2U/4U ready in production now
UP Solutions
Volume products.  X9 Ivy Bridge update
Storage Product Lines
Double-Sided, Growing SBB product line with software solutions
SuperRack™
Double side access, cable management, water cooling
Hadoop mini-rack solution
Switch Products: 10GbE, IB, FCoE
10GbE onboard and 10GbE standalone switch
Layer 2 SW in production
MicroCloud™
Cost effective cloud solution, optimized for IaaS
Power Subsystems
High efficiency (95%+), digital switching, UPS w/ battery
Software Opportunities
SDCM (Super DCM)
HPC/DC management toolset (DCM) and massive firmware update
SSM functionality in service to select customers
Window OS Integration/Bundle
Front
Back
Super-SBB
Double-Sided Storage
1U / Sandy Bridge 4-way
5U / 8-way
SuperRack
MicroCloud
Leading Application Optimized Solutions
Battery Backup Power
UP Solutions

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Supermicro Revenue Trend
$'s millions
$280
$240
$200
$160
$120
$80
$40
$0
$234
$260
$248
$250
$240
Q3'11
Q4'11
Q1'12
Q2'12
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Revenue Trend Y/Y 23.8% 29.1% 19.6% 3.8% 2.5 % Seq. -2.7% 11.1% -4.8% 0.8% -3.9% 8

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Supermicro Subsystems/System Revenue

$'s millions

$74
$160
$105
$155
$98
$150
$110
$140
$116
$124
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
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9 Revenue Analysis

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17.0%
14.0%
16.2%
15.5%
16.1%
17.1%
17.0%
Q3'11
Q4'11
Q1'12
Q2'12
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10 Non-GAAP Gross Margins

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Gross Profit
$'s millions
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$38.1
$40.5
$39.8
$42.8
$40.9
Q3'11
Q4'11
Q1'12
Q2'12
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11 Non-GAAP Gross Profit

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Summary P&L non-GAAP
(in millions, except per share data)
Q3'12 YoY Sequential Q3'11 Q2'12
Operating Expense $28.7 $7.9 $2.1 $20.8 $26.6
Operating Expense Ratio 11.9% 3.0% 1.3% 8.9% 10.6%
Operating Income $12.2 -$5.0 -$4.0 $17.2 $16.2
Net Income $8.8 -$3.4 -$2.4 $12.3 $11.2
EPS $0.19 -$0.09 -$0.06 $0.28 $0.25
Diluted Common Share Count 45.5 44.0 44.6
Effective Quarterly
Tax Rate 26.6% 28.3% 30.5%

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Q3 FY2012 YTD Summary Statement of Cash Flows
($’s millions)
9 Months Ended 9 Months Ended
31-Mar-12 31-Mar-11
Net Income $24.3 $29.5
Depreciation and amortization $5.1 $4.0
Stock comp expense $7.4 $5.7
Other reserves $7.5 $6.5
Net change in AR, Inventory, AP -$34.3 -$50.1
Other prepaids and liabilities $8.9 $2.6
Cash flow from operations $19.0 -$1.8
Capital expenditures -$18.8 -$19.6
Free cash flow $0.2 -$21.3
Net cash  - investing activities $2.0 $1.2
Net cash - financing activities $16.3 $15.6
Effect of exchange rate fluctuation
on cash and cash equivalents $0.4 $0.0
Net change in cash  $18.9 -$4.5

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141
414
141
4
Q3 FY 2012 Summary of Balance Sheet Metrics
($’s millions)
Q3'12 Q2'12 Change
Cash Equivalents & Investments 92.2 $         106.1 $ (13.9) $
Accounts Receivable 101.0 $       80.1 $   20.9 $
Inventory 228.9 $       193.4 $ 35.6 $
Accounts Payable 142.2 $       115.9 $ 26.3 $
DSO 35 31 4
DIO 97 85 12
DPO 60 53 7
Cash Cycle Days 72 63 9

15 Supplemental Financials Third Quarter Fiscal 2012 Ended March 31, 2012

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Non-GAAP Financial Summary
(in millions, except per share data)
Q3'12 Q2'12 Q3'11
Net Sales 240.2 $      249.9 $    234.3 $
Non-GAAP Gross Margin 17.0% 17.1% 16.2%
Non-GAAP Operating Expenses 28.7 $        26.6 $       20.8 $
Non-GAAP Operating Income 12.2 $        16.2 $       17.2 $
Non-GAAP Net Income 8.8 $          11.2 $       12.3 $
Non-GAAP Net Income per share 0.19 $        0.25 $       0.28 $
Fully diluted shares for calculation 45.5 44.6 44.0

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Prior Period Net Income Comparisons
(in millions, except per share data)
* Note: Non-GAAP, please see Non-GAAP financial measures on page 3.
Q3'12 Q2'12 Q3'11
Net Income (GAAP) 7.1 $         8.8 $        10.7 $
Stock Comp & Other Unusual Expense (tax affected)* 1.7 $         2.4 $        1.6 $
Net Income (Non-GAAP)* 8.8 $         11.2 $      12.3 $
Diluted Net Income per common share (GAAP) 0.16 $       0.20 $      0.25 $
Stock Comp & Other Unusual Expense (tax affected)* 0.03 $       0.05 $      0.03 $
Diluted Net Income per share (Non-GAAP)* 0.19 $       0.25 $      0.28 $
Shares used in diluted EPS calculation 45.5 44.6 44.0

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Quarterly Net Income (Loss)
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q3'12 Q2'12 Q1'12 Q4'11 Q3'11
Net income (GAAP) 7.1 $          8.8 $          8.5 $          10.7 $        10.7 $
Adjustments:
Stock-based compensation expense 2.6 2.5 2.3 2.3 2.1
Accrued customs fee - - - 0.8 -
Income tax effects of adjustments (0.9) (0.1) (0.3) (0.9) (0.5)
Net income (Non-GAAP) 8.8 $          11.2 $        10.5 $        13.0 $        12.3 $
Diluted Net Income per share (GAAP) 0.16 $        0.20 $        0.19 $        0.24 $        0.25 $
Adjustments: 0.03 0.05 0.05 0.05 0.03
Diluted Net Income per share (Non-GAAP) 0.19 $        0.25 $        0.24 $        0.29 $        0.28 $
Diluted shares used in GAAP per share calculation 44.6 43.8 43.4 43.7 42.9
Diluted shares used in Non-GAAP per share calculation 45.5 44.6 44.3 44.9 44.0